HARRIS & GILLESPIE CPA’S, PLLC

CERTIFIED PUBLIC ACCOUNTANT’S

3901 STONE WAY N., SUITE 202

SEATTLE, WA  98103

206.547.6050

August 19, 2014

United States Securities and Exchange Commission

Mail Stop 11-3

450 Fifth Street, N.W.

Washington D.C. 20549

Re:  Overtech Corp.

Dear Sirs/Madams:

The undersigned Harris & Gillespie CPA’s, PLLC  previously acted as independent accountants to audit the financial statements of Overtech Corp. We are no longer acting as independent accountants to the Company.

This letter will confirm that we have read Overtech Corp’s statements included under Item 4 of its Form 8-K, and we agree with such statements as they relate to us.

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.

Very truly,

/S/ HARIS & GILLESPIE CPA’S, PLLC